SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) August 18, 2004

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-19297	55-0694814

(State or other jurisdiction Incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

P.O. BOX 989, BLUEFIELD, VIRGINIA		24605-0989

(Address of principal executive offices)		(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

Item 9. Regulation FD Disclosure

     On August 18, 2004, First Community Bancshares, Inc. announced by press release the declaration of its Third Quarter 2004 dividend. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.
By:	/s/ Robert L. Schumacher
Robert L. Schumacher
Chief Financial Officer

Date: August 18, 2004